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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

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               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                       DATE OF REPORT:   NOVEMBER 4, 1998
              (DATE OF EARLIEST EVENT REPORTED: NOVEMBER 4, 1998)


                        GROUP MAINTENANCE AMERICA CORP.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          TEXAS                      1-13565              76-0535259
     (STATE OR OTHER               (COMMISSION          (I.R.S. EMPLOYER
       JURISDICTION                FILE NUMBER)        IDENTIFICATION NO.)
     OF INCORPORATION)



         8 GREENWAY PLAZA, SUITE 1500
                HOUSTON, TEXAS                           77046
        (ADDRESS OF PRINCIPAL EXECUTIVE                (ZIP CODE)
                   OFFICES)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 860-0100

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ITEM 5.     OTHER EVENTS

     On November 4, 1998, Group Maintenance America Corp. issued a press release announcing that it had signed a definitive agreement to purchase all of the capital stock of Trinity Contractors, Inc. A copy of such press release has been filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibit is filed with this report:

99.1 Press Release issued November 4, 1998 by Group Maintenance America Corp. with respect to the proposed acquisition of Trinity Contractors, Inc.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              GROUP MAINTENANCE AMERICA CORP.



                              By:      /s/ Randolph W. Bryant
                                 ----------------------------
                                        Randolph W. Bryant
                                       Senior Vice President
                                        and General Counsel

Date:   November 4, 1998

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                               INDEX OF EXHIBITS


99.1 Press Release issued November 4, 1998 by Group Maintenance America Corp. with respect to the proposed acquisition of Trinity Contractors, Inc.